SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

                       CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): October 23, 2003

                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
    -------------------------------------------------------------------
                (Address of principal executive offices)


                            (856) 848-1800
      -----------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                       N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)

Item 7.     Financial Statements and Exhibits

            (c) Exhibits - Press release dated October 23, 2003 announcing the
                Company's financial results for the third quarter of 2003 is attached as Exhibit 99.1 (not deemed "filed").


Item 9.     Regulation FD Disclosure; and


Item 12.    Results of Operations and Financial Condition

            On October 23, 2003, the Registrant issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.

            The press release attached hereto as Exhibit 99.1 relating to the Registrant's earnings for the fiscal year ended September 28, 2003 was issued on October 23, 2003, is incorporated herein by reference, is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under Item 9 in accordance with SEC Release No. 33-8216 and 34-47583. Such information shall not be deemed "filed" for the purposes of
            Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.




                            Signature
                            ---------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2003

Checkpoint Systems, Inc.

/s/George W. Off
------------------------
Chairman of the Board,
President and Chief Executive Officer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1             Press release dated October 23, 2003.